Dreyfus

Connecticut

Municipal Money Market Fund, Inc.

ANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                              Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Municipal Money Market Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

When the period began, financial crises in overseas markets had produced concerns among investors that economies in the U.S. and abroad might slow. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999, fueling fears that inflationary pressures might re-emerge. The Federal Reserve then reversed course, raising short-term interest rates twice during the summer of 1999 and effectively eliminating most of last fall's interest-rate cuts.

Tax-exempt money market yields were also influenced by supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields relative to taxable money market yields during the first nine months of 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Connecticut Municipal Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund perform during the period?

For the 12-month period ended September 30, 1999, the fund produced a tax-exempt yield of 2.41% . Taking into account the effects of compounding, the fund provided an effective yield of 2.44%.(1) The fund provided a total return of 2.44% ,(2) compared to the Lipper Connecticut Tax-Exempt Money Market Funds category average return of 2.41% over the same period.(3) We attribute the fund' s performance to lower short-term interest rates, which were the result of changes in monetary policy as well as supply-and-demand factors.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and Connecticut state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality tax-exempt money market instruments from Connecticut issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply as many municipalities currently issue short-term debt, we may decrease the average maturity of the fund to enable it to purchase new securities with higher yields as they become available. Yields tend to rise if many issuers are competing for investor interest. New securities are generally issued with maturities in the one-year range, which tends to lengthen the fund's average maturity. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to soften the effects of weakening foreign economies and sustain domestic economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity and to forestall inflationary pressures. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful. Evidence emerged in 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall's rate cuts. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term tax-exempt yields rose during the second quarter.

Tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because Connecticut -- and many other states -- have enjoyed higher tax revenues during this period of economic prosperity. As a result, Connecticut and many of its municipalities have had little need to borrow in order to satisfy their short-term obligations. The relative lack of supply amid steady investor demand helped constrain the rise of short-term tax-exempt yields.


What is the fund's current strategy?

We have continued to focus on very high-quality liquid money market instruments from an array of Connecticut issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. Because VRDNs can be redeemed at the buyer's option after either one day or seven days, they afford the fund a high degree of liquidity as well as high credit quality. Accordingly, as of September 30, much of the portfolio was composed of VRDNs. We also increased our holdings of tax-exempt commercial paper during the reporting period to take advantage of their high level of liquidity, strong credit characteristics and competitive yields. The remainder of the portfolio was comprised of tax-exempt notes. Of course, portfolio composition will change over time.

As of September 30, the portfolio's average maturity was 57 days. Our strategy has been to retain the flexibility we need to capture high current yields while remaining capable of responding quickly to changing market conditions. As we await further clarification of Fed policy, we expect to utilize the flexibility these securities will provide.

October 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999

                                                                                              Principal
TAX EXEMPT INVESTMENTS--96.2%                                                                Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Town of Berlin, BAN 3.75%, 6/15/2000                                                          3,165,000                3,180,139

State of Connecticut:

  GO Notes:

      3.50%, Series C, 10/15/1999                                                             5,000,000                5,000,936

      6%, Series D, 12/01/1999                                                                2,000,000                2,009,463

   VRDN 3.70% (Liquidity Facility; Bayerische Landesbank)                                    14,000,000  (a)          14,000,000

Connecticut Development Authority, VRDN:

  Health Care Revenue (Corporation for Independent

      Living Project) 3.65% (LOC; Chase Manhattan Bank)                                       7,000,000  (a)           7,000,000

   IDR (Blase and Bromley Realty Project)

      3.65% (LOC; Fleet Bank)                                                                 2,540,000  (a)           2,540,000

   PCR (Connecticut Light and Power Co. Project)

      3.70%, Series A (Insured; AMBAC and Liquidity

      Facility; Societe Generale)                                                             8,000,000  (a)           8,000,000

   Revenue (Solid Waste Project-Rand/Whitney)

      3.50% (LOC; Chase Manhattan Bank)                                                       5,000,000  (a)           5,000,000

Connecticut Health and Educational Facilities Authority:

  HR, VRDN (St. Vincent's Medical)

      3.45%, Series B (LOC; Charity Obligated Group)                                          5,300,000  (a)           5,300,000

   Revenue:

      CP (Yale University):

         3.15%, 10/21/1999 (LOC; Yale University)                                             4,200,000                4,200,000

         3.20%, 11/10/1999 (LOC; Yale University)                                             4,100,000                4,100,000

         3.25%, 11/10/1999 (LOC; Yale University)                                             3,900,000                3,900,000

         3.20%, Series L, 11/10/1999 (LOC; Yale University)                                   6,000,000                6,000,000

      VRDN:

         (Charlotte Hungerford Hospital)

            3.60%, Series C (LOC; Bank of Boston)                                             1,600,000  (a)           1,600,000

         Refunding (Bradley Healthcare)

            3.35%, Series B (LOC; Fleet Bank)                                                 4,730,000  (a)           4,730,000

         (Edgehill Issue)

            3.75%, Series B (LOC; Banque Paribas)                                             7,900,000  (a)           7,900,000

         (Hospital of Saint Raphael)

            3.55%, Series J (LOC; Kredietbank)                                                1,600,000  (a)           1,600,000

         (Stamford Hospital)

            3.55%, Series H (Insured; MBIA and Liquidity Facility;

            Chase Manhattan Bank)                                                             5,000,000  (a)           5,000,000

         (Yale University)

            3.70%, Series T (LOC; Yale University)                                            3,500,000  (a)           3,500,000

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

    CP 3.30%, Series D, 11/10/1999

         (LOC; Morgan Guaranty Trust Co.)                                                     4,665,000                4,665,000


                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program) (continued):

      VRDN 3.70%, Series G
         (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC)                                  3,765,000  (a)           3,765,000

Connecticut Resource Recovery Authority, RRR

  (American Refunding Fuel Co.)

   5%, Series A, 11/15/1999 (Insured; MBIA)                                                   3,340,000                3,346,155

Connecticut Special Assessment Second Injury Fund, Revenue, CP:

  3.10%, 10/12/1999 (LOC: Credit Agricole-Indosuez

      and Credit Commercial de Belgique)                                                      5,000,000                5,000,000

   3.15%, 10/14/1999 (LOC: Credit Agricole-Indosuez

      and Credit Commercialde Belgique)                                                       3,000,000                3,000,000

   3.20%, 10/19/1999 (LOC: Credit Agricole-Indosuez

      and Credit Commercial de Belgique)                                                      5,900,000                5,900,000

   3.40%, 11/18/1999 (LOC: Credit Agricole-Indosuez

      and Credit Commercial de Belgique)                                                      3,000,000                3,000,000

Connecticut Special Assessment Unemployment

  Compensation Advance Fund, Revenue
  (Connecticut Unemployment)

  3.38%, Series C, 7/1/2000

   (Insured; FGIC and Liquidity Facility; FGIC)                                               7,000,000                7,000,000

State of Connecticut, Special Tax Obligation Revenue, VRDN

  (Second Lien Transportation Infrastructure)

   3.75% (LOC; Commerzbank)                                                                  11,000,000  (a)          11,000,000

City of Fairfield (Lot A), BAN 3.75%, 6/23/2000                                               4,452,000                4,469,861

Fairfield Sewer Assessment (Lot B) 3.75%, 6/23/2000                                           1,000,000                1,003,661

Town of New Britain:

   BAN 3.15%, 4/12/1999                                                                       8,000,000                8,005,315

   VRDN 3.65% (Insured; AMBAC and Liquidity Facility;

      Bank of Nova Scotia)                                                                    4,000,000  (a)           4,000,000

City of New Haven, BAN 4%, 7/12/2000                                                          4,000,000                4,015,642

City of Plymouth, BAN 3.75%, 10/26/1999                                                       2,820,000                2,820,765

City of Shelton, BAN 3.25%, 12/1/1999                                                         2,335,000                2,336,409
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $167,888,346)                                                             96.2%              167,888,346

CASH AND RECEIVABLES (NET)                                                                         3.8%                6,711,662

NET ASSETS                                                                                       100.0%              174,600,008

                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond                                   IDR           Industrial Development Revenue
                    Assurance Corporation                                  LOC           Letter of Credit
BAN              Bond Anticipation Notes                                   MBIA          Municipal Bond Investors
BPA              Bond Purchase Agreement                                                     Assurance Insurance
CP               Commercial Paper                                                            Corporation
FGIC             Financial Guaranty Insurance Company                      PCR           Pollution Control Revenue
GO               General Obligation                                        RRR           Resources Recovery Revenue
HR               Hospital Revenue                                          VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A2                             85.7

AAA/AA (b)                       Aaa/AA (b)                      AAA/AA (b)                                        6.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     8.2

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO CHANGE,
IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            167,888,346  167,888,346

Cash                                                                    844,081

Receivable for investment securities sold                             4,902,494

Interest receivable                                                   1,056,177

                                                                    174,691,098
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            52,491

Accrued expenses                                                         38,599

                                                                         91,090
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      174,600,008
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     174,637,819

Accumulated net realized gain (loss) on investments                     (37,811)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      174,600,008
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       174,637,819

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,681,628

EXPENSES:

Management fee--Note 2(a)                                              934,875

Shareholder servicing costs--Note 2(b)                                 215,120

Legal fees                                                             174,432

Custodian fees                                                          18,658

Auditing fees                                                           18,235

Registration fees                                                       14,270

Prospectus and shareholders' reports                                    12,699

Directors' fees and expenses--Note 2(c)                                  8,852

Miscellaneous                                                            6,802

TOTAL EXPENSES                                                       1,403,943

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (221,440)

NET EXPENSES                                                         1,182,503

INVESTMENT INCOME--NET                                               4,499,125
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS ($)                             (3,380)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,495,745

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             ---------------------------------

                                                     1999             1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,499,125        5,453,513

Net realized gain (loss) from investments         (3,380)             (573)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   4,495,745         5,452,940
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,499,125)       (5,453,513)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 257,745,468      316,997,029

Dividends reinvested                            4,336,552        5,209,218

Cost of shares redeemed                      (270,556,983)    (321,057,785)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             (8,474,963)       1,148,462

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,478,343)       1,147,889
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           183,078,351      181,930,462

END OF PERIOD                                 174,600,008      183,078,351

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Year Ended September 30,
                                  ----------------------------------------------

                                                                 1999       1998       1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00       1.00         1.00         1.00

Investment Operations:

Investment income--net                                            .024       .029       .029         .029         .033

Distributions:

Dividends from investment income--net                            (.024)     (.029)      (.029)      (.029)       (.033)

Net asset value, end of period                                   1.00        1.00        1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.44        2.89        2.93        2.94         3.35
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .63         .65         .65         .63          .45

Ratio of net investment income

   to average net assets                                         2.41        2.85        2.89        2.90         3.31

Decrease reflected in above expense ratios

   due to undertakings by the Manager                             .12         .20         .04         .03          .18
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         174,600     183,078     181,930     190,027      232,932

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $16,900 during the period ended September 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $34,000 of the carryover expires in fiscal 2004 and $1,000 expires in fiscal 2007.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the valu of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 1998, to September 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $221,440 during the period ended September 30, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $138,073 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $53,297 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Connecticut Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

November 1, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

                                                             The Fund

                                                           For More Information

                        Dreyfus Connecticut Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   101AR999